Nationwide Life Insurance Company • Nationwide Variable Account

Prospectus supplement dated July 6, 2012 to
Successor prospectus dated May 1, 2008
Soloist prospectus dated May 1, 2012

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying investment options under your contract.  Effective August 1, 2012, the name of the investment options will be updated as indicated below:

CURRENT NAME	UPDATED NAME
Nationwide Bond Fund: Class D	Nationwide Bond Fund: Institutional Service Class
Nationwide Fund: Class D	Nationwide Fund: Institutional Service Class
Nationwide Government Bond Fund: Class D	Nationwide Government Bond Fund: Institutional Service Class
Nationwide Growth Fund: Class D	Nationwide Growth Fund: Institutional Class